Exhibit 10.1

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of August 24, 2015 (the “Fourth Amendment Effective Date”), among RSP PERMIAN, L.L.C., a Delaware limited liability company (the “Borrower”), each of the LENDERS (as hereinafter defined) party hereto, and COMERICA BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the financial institutions party thereto (collectively, together with their respective successors and assigns, the “Lenders”), and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of September 10, 2013, as amended by First Amendment to Amended and Restated Credit Agreement dated as of June 9, 2014, that Second Amendment to Amended and Restated Credit Agreement dated as of August 29, 2014, and that Third Amendment to Amended and Restated Credit Agreement dated as of September 12, 2014 (as so amended, as amended hereby and as hereafter renewed, extended, amended or restated, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as hereinafter provided;

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders are willing to agree to such amendments; and

WHEREAS, the Borrower, the Lenders and the Administrative Agent acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.         Definitions.  Unless otherwise defined in this Amendment, terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.         Amendments to the Credit Agreement.  Subject to satisfaction of the conditions of effectiveness set forth in Section 4 of this Amendment, the parties hereto agree that:

(a)           The introductory paragraph of the Credit Agreement is hereby amended to delete the phrase “Comerica Bank, as syndication agent and documentation agent for the Lenders (in such capacities, the “Syndication Agent and Documentation Agent”)”.

(b)           Section 1.02 of the Credit Agreement is hereby amended to add the following definitions in proper alphabetical order to read as follows:

“Documentation Agents” means, collectively, ABN AMRO Capital USA LLC, Citibank, N.A., JPMorgan Chase Bank, N.A., and U.S. Bank National Association, and “Documentation Agent” means any of them.

“Syndication Agent” means BOKF, NA dba Bank of Texas.

(c)           Section 1.02 of the Credit Agreement is hereby amended to amend and restate the following definitions to read as follows:

“Agents” means, collectively, the Administrative Agent, the Syndication Agent and the Documentation Agents; and “Agent” means any of the Administrative Agent, the Syndication Agent or the Documentation Agents, as the context requires.

“Total Debt” means with respect to any Person, at any time, without duplication, Debt of such Person of the type described in clauses (a), (b), (c), (d), (e), (f), (g), and (h) of the definition of “Debt,” provided that Debt with respect to letters of credit referred to in clause (b) of such definition shall be considered “Total Debt” only to the extent such letters of credit are drawn or funded.  For the avoidance of doubt the Total Debt of the Borrower is the consolidated Total Debt of the Borrower and its Subsidiaries, determined in accordance with GAAP.

(d)           Section 10.02 of the Credit Agreement is hereby amended to:  (i) delete the “and” at the end of clause (g), (ii) delete the “.” at the end of clause (h) and replace it with “; and” and (iii) add new clause (i) to read as follows:

(i)            Debt to pay the deferred purchase price of Property; provided that (i) no Default or Borrowing Base deficiency exists at the time of the incurrence of such Debt or would result therefrom (including compliance with Section 10.01(b) and (c) after giving pro forma effect to such incurrence), (ii) the covenants and events of default contained in the documentation governing such Debt are, (A) in the case of financial covenants, not more restrictive than the financial covenants of this Agreement and the other Loan Documents and, (B) in the case of other covenants and events of default, taken as a whole, not more restrictive than the corresponding terms of this Agreement and the other Loan Documents in each case as reasonably determined in good faith by the Borrower, and (iii) the aggregate principal amount of all Debt described in this Section 10.02(i) shall not to exceed $150,000,000 outstanding at any one time.

(e)           Schedule 1.2 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.2 attached hereto.

(f)            Exhibit A to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

SECTION 3.         Borrowing Base Increase.  Effective as of the date hereof, the Borrowing Base is hereby increased from $500,000,000 to $600,000,000.  The foregoing increase of the Borrowing Base is for the Scheduled Redetermination on November 1, 2015.  The Borrowing Base as increased will remain in effect until May 1, 2016, which is the next Scheduled Redetermination, unless otherwise adjusted pursuant to the provisions of Section 2.06 of the Credit Agreement.

SECTION 4.         Conditions of Effectiveness.  The amendments set forth in Section 2 of this Amendment, as well as any other terms and conditions set forth herein, shall be effective as of date first above written, provided that the Administrative Agent shall have received the following:

(a)           a counterpart of this Amendment executed by the Borrower, the Administrative Agent and the Lenders (which may be delivered by telecopy or pdf transmission); and

(b)           duly executed Revolving Credit Notes payable to the order of each Revolving Credit Lender requesting a Revolving Credit Note in a principal amount equal to its Maximum Credit Amount after giving effect to this Amendment.

SECTION 5.         Assignment.  The Revolving Credit Lenders have agreed among themselves to reallocate their respective Maximum Credit Amounts, and the Administrative Agent, the Swingline Lender, the Issuing Bank and the Borrower hereby consent to such reallocation.  On the Fourth Amendment Effective Date, each Revolving Credit Lender hereby irrevocably sells and assigns to the each other Revolving Credit Lender, and each Revolving Credit Lender hereby irrevocably purchases and accepts, so much of the Aggregate Maximum Credit Amounts such that after giving effect to such sales and assignments the Revolving Credit Lenders have the respective Maximum Credit Amounts and Applicable Revolving Credit Percentages set forth in the Schedule 1.2.  With respect to such reallocation, each Revolving Credit Lender shall be deemed to have acquired the portion of the Aggregate Maximum Credit Amounts assigned to it, or shall be deemed to have sold the portion of its Aggregate Maximum Credit Amounts assigned by it, as applicable, pursuant to the terms of an Assignment and Assumption attached as Exhibit E to the Credit Agreement as if such Revolving Credit Lender had executed an Assignment and Assumption with respect to such reallocation.

SECTION 6.         Acknowledgment and Ratification.  As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower acknowledges and agrees that the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of the Borrower under the Loan Documents, which Loan Documents shall remain in full force and effect.

SECTION 7.         Borrower’s Representations and Warranties.  As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders (with the knowledge and intent that the Administrative Agent and the Lenders are relying upon the same in entering into this Amendment) that, as of the date of its execution of this Amendment:

(a)           This Amendment, the Credit Agreement and each of the other Loan Documents to which it is a party, have each been duly executed and delivered by its duly authorized officers and constitute the valid and binding obligations of such party, enforceable against such party in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors’ rights, generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

(b)           The representations and warranties set forth in Article VIII of the Credit Agreement are true and correct in all material respects, after giving effect to this Amendment, as if made on and as of the date of this Amendment (except to the extent such representations and warranties relate solely to an earlier date, in which case, they are true and correct in all material respects as of such date).

(c)           At the time of and after giving effect to this Amendment, no Default exists.

(d)           The execution, delivery and performance of this Amendment are within the Borrower’s limited liability company power, have been duly authorized, are not in contravention of any law applicable to such party or the terms of such party’s organizational documents and, except as have been previously obtained or as referred to in Section 8.03 of the Credit Agreement, do not require the consent or approval of any Governmental Authority or any other third party except to the extent that such consent or approval is not material to the transactions contemplated by this Amendment.

SECTION 8.         Administrative Agent and Lenders Make No Representations or Warranties.  By execution of this Amendment, neither the Administrative Agent nor any Lender (a) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Amendment, the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto, or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.

SECTION 9.         Effect of Amendment.  This Amendment (a) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement, any Security Instruments, the other Loan Documents or any of the instruments or agreements referred to therein, (b) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now or hereafter have under or in connection with the Credit Agreement, any Security Instrument or any other Loan Document, including, without limitation, the right to accelerate the Obligations, institute foreclosure proceedings, exercise their respective rights under the Uniform Commercial Code or other applicable law, and/or institute collection proceedings against the Borrower, to the extent provided therein or by law, and except as expressly provided herein, and (c) shall not be deemed to be a waiver of any existing or future Default.

SECTION 10.       Miscellaneous.  This Amendment shall be governed by, and construed in accordance with, the law of the State of Texas.  The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.  In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart.  This Amendment, and any documents required or requested to be delivered pursuant to Section 4 hereof, may be delivered by telecopy or pdf transmission of the relevant signature pages hereof and thereof, as applicable.

SECTION 11.       Ratification.  The Borrower ratifies and acknowledges the Loan Documents are valid, subsisting and enforceable.

[Remainder of page intentionally left blank.  Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

RSP PERMIAN, L.L.C.,
as the Borrower

By:	/s/ James E. Mutrie
James E. Mutrie
Vice President and General Counsel

Signature Page to Fourth Amendment to
Amended and Restated Credit Agreement

COMERICA BANK,
as the Administrative Agent, as the Issuing Bank, as the Swing Line Lender and as a Lender

By:	/s/ John S. Lesikar
John S. Lesikar
Senior Vice President

Signature Page to Fourth Amendment to
Amended and Restated Credit Agreement

BOKF, NA dba Bank of Texas,
as a Lender

By:	/s/ Thomas E. Stelmar, Jr.
Thomas E. Stelmar, Jr.
Senior Vice President

Signature Page to Fourth Amendment to
Amended and Restated Credit Agreement

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Darrell Holley
Managing Director

By:	/s/ Kaylan Hopson
Kaylan Hopson
Vice President

Signature Page to Fourth Amendment to
Amended and Restated Credit Agreement

CITIBANK, N.A.,
as a Lender

By:	/s/ Dustin Hansen
Dustin Hansen
Senior Vice President

Signature Page to Fourth Amendment to
Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Elizabeth Schorman
Elizabeth Schorman
Vice President

Signature Page to Fourth Amendment to
Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Springer
John Springer
Vice President

Signature Page to Fourth Amendment to
Amended and Restated Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Don McKinnerney
Don McKinnerney
Authorized Signatory

Signature Page to Fourth Amendment to
Amended and Restated Credit Agreement

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias
Darlene Arias
Director

By:	/s/ Craig Pearson
Craig Pearson
Associate Director

Signature Page to Fourth Amendment to
Amended and Restated Credit Agreement

ASSOCIATED BANK, N.A.,
as a Lender

By:	/s/ Brian Caddell
Brian Caddell
Senior Vice President

Signature Page to Fourth Amendment to
Amended and Restated Credit Agreement

CIT BANK N.A.,
as a Lender

By:	/s/ Sean Murphy
Sean Murphy
Managing Director

Signature Page to Fourth Amendment to
Amended and Restated Credit Agreement

TEXAS CAPITAL BANK, N.A.,
as a Lender

By:	/s/ Jared Mills
Jared Mills
Vice President

Signature Page to Fourth Amendment to
Amended and Restated Credit Agreement

SCHEDULE 1.2

ALLOCATIONS

Name of Lender	Applicable Revolving Credit Percentage	Maximum Credit Amount
Comerica Bank	14.000%	$140,000,000
BOKF, NA dba Bank of Texas	10.750%	$107,500,000
ABN AMRO Capital USA LLC	10.750%	$107,500,000
Citibank, N.A.	10.750%	$107,500,000
JPMorgan Chase Bank, N.A.	10.750%	$107,500,000
U.S. Bank National Association	10.750%	$107,500,000
Royal Bank of Canada	8.250%	$82,500,000
UBS AG, Stamford Branch	8.250%	$82,500,000
Associated Bank, N.A.	5.250%	$52,500,000
CIT Bank N.A.	5.250%	$52,500,000
Texas Capital Bank, N.A.	5.250%	$52,500,000
Total	100.00%	$1,000,000,000

EXHIBIT A

FORM OF REVOLVING CREDIT NOTE

, 20

On or before the Revolving Credit Maturity Date, FOR VALUE RECEIVED, RSP Permian, L.L.C. (the “Borrower”) promises to pay to the order of [Insert name of applicable financial institution] (the “Payee”) at Detroit, Michigan, care of the Administrative Agent (as hereinafter defined), in lawful money of the United States of America, the aggregate unpaid principal amount of the Revolving Credit Loans as may from time to time have been advanced by the Payee and then be outstanding hereunder pursuant to the Amended and Restated Credit Agreement (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) dated as of September 10, 2013, by and among the financial institutions from time to time signatory thereto (individually a “Lender,” and any and all such financial institutions collectively the “Lenders”), Comerica Bank, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as Swing Line Lender and as Issuing Bank, and the Borrower, together with interest thereon as hereinafter set forth.

Each of the Revolving Credit Borrowings made hereunder shall bear interest at the interest rate from time to time applicable thereto under the Credit Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable on the unpaid principal amount of each Revolving Credit Borrowing made by the Payee from the date of such Revolving Credit Borrowing until paid at the rate and at the times set forth in the Credit Agreement.

This Note is a note under which Revolving Credit Borrowings (including refundings and conversions), repayments and readvances may be made from time to time, but only in accordance with the terms and conditions of the Credit Agreement.  This Note evidences borrowings under, is subject to, is secured in accordance with, and may be prepaid, accelerated or matured under, the terms of the Credit Agreement, to which reference is hereby made.  Capitalized terms used herein, except as defined to the contrary, shall have the meanings given them in the Credit Agreement.

This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Texas.

The Borrower hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.

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[SIGNATURES FOLLOW ON SUCCEEDING PAGE]

Nothing herein shall limit any right granted the Payee by any other instrument or by law.

RSP PERMIAN, L.L.C.

By:
Name:
Title: